UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 3, 2008

NARROWSTEP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-108632	33-1010941
(State Or Other	(Commission	(IRS Employer
Jurisdiction Of	File Number)	Identification No.)
Incorporation)

116 VILLAGE BOULEVARD, PRINCETON, NEW JERSEY 08540
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 951-2221

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Consistent with the Agreement and Plan of Merger as executed by Narrowstep, Inc. (the “Company”) and Onstream Media Corporation on May 29, 2008, the Company separated employment with Barak Bar-Cohen, President and Chief Operating Officer of the Company, effective June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NARROWSTEP INC.

	By:	/s/ David C. McCourt
		Name:	David C. McCourt
		Title:	Chairman of the Board of Directors and
Interim Chief Executive Officer

Dated: July 3, 2008